Exhibit 10.8

EX-10.8 STOCK OPTION to Royster-Clark, Inc.

SECURITIES ISSUED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”), AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

RENTECH, INC.

OPTION TO PURCHASE SHARES OF COMMON STOCK

OF

RENTECH, INC.

FOR VALUE RECEIVED, RENTECH, INC., a Colorado corporation (“Company”), in consideration of the following covenants and agreements and the entry of the parties into a purchase and sale contract (the ‘Stock Purchase Agreement”) pertaining to the Company’s purchase from ROYSTER-CLARK, INC., a Delaware corporation (“Optionee”) of the outstanding shares of Royster-Clark Nitrogen, Inc., agrees that Optionee is entitled to purchase, subject to the provisions of this Option, from the Company, at any time not later than 3:30 P.M., Denver time, on December 8, 2009 (the “Expiration Date”), 250,000 shares of common stock, having $.01 par value per share, of the Company (“Common Stock”) at an exercise price of $1.50 per share. The number of shares of Common Stock to be received upon the exercise of this Option and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

1. Option Price. The option price for purchase of each share of the Common Stock shall be $1.50 per share.

2. Option Period. This Option may be exercised not later than 3:30 P.M., Denver time, on December 8, 2009. The Option granted shall be void if not exercised during the option period.

3. Exercise of Option. Unless the Option is terminated as provided pursuant to this Option, an Optionee may exercise this option for up to, but not in excess of, the amounts of shares subject to the Option. The Option may be exercised, in whole or in part, and at any time and from time to time within its term. This Option shall be exercisable by a written notice delivered to the Company (the Notice of Exercise) which shall:

(a) State the election to exercise the Option, the number of shares in respect of which it is being exercised (which must be in multiples of one hundred shares), and the Optionee’s address and taxpayer identification number for entry on the stock transfer records of the Company;

(b) Be signed by the duly authorized officers of the Optionee on its behalf.

Payment of the purchase price of any shares of Common Stock with respect to which the Option is being exercised shall be by wire transfer, cash or certified check, and shall be delivered with the Notice of Exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be entered in the Company’s stock transfer records in the name of the Optionee.

4. Nontransferability of Option. This Option may not be transferred in any manner and may be exercised only by the Optionee.

5. Adjustments Upon Changes in Capitalization. Each time, if any, that there is any change in the outstanding shares of Common Stock of the Company by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares that can thereafter be purchased, and the option price per share, under the Option that has been previously granted and not exercised, and every number of shares used in determining whether a particular Option is grantable thereafter, shall be appropriately adjusted. The adjustment shall be made by the Company’s Board of Directors, and their determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate option price to be paid upon exercise of the Option.

6. Notices. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, attention of the Chief Operating Officer. Each Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee at the Optionee’s address set forth below the Optionee’s signature. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

7. Benefits of Option. This Option shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Option shall be binding upon the Optionee’s successors by merger or consolidation. This Option shall be the sole and exclusive source of any and all rights that the Optionee, and successors of Optionee, may have in respect to any options for purchase of Common Stock granted hereunder.

8. Compliance With Securities Laws.

(a) The Optionee represents that it is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended. The Optionee, by acceptance hereof, acknowledges that this Option and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Optionee’s own account and not as a nominee for any other party, and for investment, and that the Optionee will not offer, sell or otherwise dispose of this Option or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Upon exercise of this Option, the Optionee shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Optionee’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(b) This Option and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER OF THE SHARES AGREES THAT THE COMPANY MAY REFUSE TO ISSUE SUCH SHARES OR TRANSFER SUCH SHARES UNLESS THE COMPANY RECEIVES EVIDENCE SATISFACTORY TO IT AS TO COMPLIANCE WITH SUCH EXEMPTIONS.

The Company may place an appropriate stop transfer order with the Company’s transfer agent with respect to the shares of Common Stock represented by such certificates.

9. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new option of like tenor and amount.

10. Amendments.

(a) Any term of this Option may be amended only with the written consent of the Company and the Optionee.

(b) No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be or construed as, a further or continuing waiver of any such term, condition or provision.

11. Governing Law. This Option shall be governed by and construed in accordance with the laws of the state of Colorado, without giving effect to the choice of law principles thereof.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Option to be executed as of December 10, 2004.

OPTIONEE:

ROYSTER-CLARK, INC.		RENTECH, INC.

By:	/s/ G. Kenneth Moshenek	By:	/s/ Ronald C. Butz
Name:	G. Kenneth Moshenek	Name:	Ronald C. Butz
Title:	President and Chief Operating officer	Title:	Vice President and Chief Operating Officer
Address: 999 Waterside Drive, 8th Floor		Address: 1331 17th Street, Suite 720
Norfolk, VA 23510		Denver, CO 80202-1557

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